Other assets	12 Months Ended
Dec. 31, 2020
Other assets
Other assets

21    Other assets

	2020	2019
Other recoverable taxes (i)	127,815	157,008
Advances to third parties	15,006	19,942
Prepaid expenses	10,522	11,678
Judicial deposits	5,566	7,281
Related parties - note 22	2	744
Other assets	25,361	45,289
	184,272	241,942
Current assets	91,141	103,134
Non-current assets	93,131	138,808
(i)

The Company recognized recoverable PIS and COFINS indirect tax credits in 2018 in the amount of USD 64,454 (equivalent to BRL 243MM) based on a favorable and definitive judicial decision over the exclusion of ICMS on the PIS and COFINS tax base. Federal authorities submitted a position to the Brazilian Supreme Court ("Superior Federal Court - STF") questioning the timing validity of the credits and their calculation methodology. Future decisions of the STF may result in adjustments to recognized credits, including credits that have already been used to offset other tax debts.